Jeff Tengel - Chief Executive Officer Mark Ruggiero - Chief Financial Officer & EVP Consumer Lending Gerry Nadeau - President, Rockland Trust September 4, 2024 Independent Bank Corp. (INDB) (parent of Rockland Trust Company) Raymond James 2024 U.S. Bank and Banking on Tech Conferences

Who We Are Independent Bank Corp. (Nasdaq: INDB) • Main Banking Subsidiary: Rockland Trust • Massachusetts based; New England focused $19.4 B Total assets $14.4 B Loans $15.4 B Deposits $6.9 B Wealth management $2.7 B Market Cap* Key Metrics as of June 30, 2024 2*as of August 29, 2024

3 Company Overview Safe & Sound Customer Centric • Strong balance sheet • Prudent interest rate and liquidity risk management • Significant capital buffer • Diversified, low-cost deposit base • Experienced commercial lender with conservative credit culture • Proven operator and acquiror • Full suite of retail banking, commercial banking, and wealth product offerings • Relationship-oriented commercial lending with strong local market knowledge • Exceptional third party customer service recognition in both commercial and retail • Strong brand awareness and reputation Attractive Market • Top performing MA-based bank with scale and density • Supported by strong economic growth and vitality in key markets served • Depth of market offers opportunities for continued growth Strong, Resilient Franchise; Well Positioned for Growth High Performing • Consistent, strong profitability • Focused on maintaining good margins • Fee income contribution from scalable wealth franchise • Efficient cost structure focused on operating leverage • History of organic capital generation

Near-Term Priorities 4 • Sustaining progress under new CEO • Deepening of risk management infrastructure • Robust portfolio management activity in CRE office asset class • Stabilizing interest rate risk through volatile rate environment • Prioritizing liquidity and capital risk management ◦ Focus on deposit generation initiatives • Taking disciplined approach to economic uncertainty • Extending our presence in attractive Worcester and Boston - North markets, including talent adds • Focusing on core relationships • Assessing M&A Landscape • Investing in digital/mobile technology • Facilities optimization, including select openings and closings • Piloting robotic processing solutions in operation areas • Enhanced procurement function/ expense monitoring Balance Sheet Management Efficiency InitiativesGrowth Initiatives Corporate Governance

Source: SNL Financial; Deposit/Market Share data as of June 30, 2023 Expanding Company Footprint Exceptional Deposit Franchise Market Share Rank 2023 % of INDB Deposits Plymouth County 1 25.4% 31% Norfolk County 5 6.6% 15% Suffolk County 8 0.7% 14% Barnstable County (Cape Cod) 3 11.8% 9% Bristol County 5 8.8% 9% Middlesex County 14 1.6% 9% Essex County 11 2.7% 6% Worcester County 16 2.1% 3% Nantucket County 1 35.0% 3% Dukes County (MV) 2 15.1% 1% 5 Disciplined Organic + Acquisition Growth

$ 51.3M Net Income $ 1.21 Diluted EPS 1.07% ROAA 7.10% ROAE 10.83% ROATCE 6 Financial Performance - Most Recent Quarter (Q2 2024) • Disciplined growth: ◦ Loans - 2.0% annualized ◦ Deposits - 9.8% annualized • Net interest margin expansion to 3.25% • Stable nonperforming asset levels; minimal charge-offs • Strong fee income ◦ Wealth AUA record $6.9B • Focused expense management • Tangible book value per share growth of $0.85 to $45.19* * See Appendix A for reconciliation of tangible book value per share Key Metrics Highlights

Operating Earnings ($Mil)** $187.6 $268.9 $239.5 $99.1 $5.38 $5.80 $5.42 $2.33 Operating Earnings Operating EPS 2021 2022 2023 1H24 $0 $100 $200 $300 $2 $4 $6 GAAP Earnings ($Mil) $121.0 $263.8 $239.5 $99.1 $3.47 $5.69 $5.42 $2.33 Net Income Diluted EPS 2021 2022 2023 1H24 $0 $100 $200 $300 $2 $4 $6 Financial Performance: Strong Fundamentals Drive Long-Term Trends **See appendix B for reconciliation Long-Term Trends • Strong core deposit base • Low funding costs • Disciplined loan/deposit originations • Low credit loss rates • Asset management growth • Mortgage flexibility • Strong operating efficiency • Accretive acquisitions • Tangible book value focus Current Environmental Factors • Interest rate outlook • Credit conditions • Deposit competition 7 Operating ROAA** 1.26% 1.35% 1.24% 1.03% 2021 2022 2023 1H24 0.80% 1.00% 1.20% 1.40% Operating ROATCE** 14.26% 14.14% 12.78% 10.49% 2021 2022 2023 1H24 8.00% 10.00% 12.00% 14.00%

8 Loan Balances ($ in millions) Period Ended $ Increase (Decrease) % Increase (Decrease)Loan Category June 30, 2024 March 31, 2024 Commercial and industrial $ 1,603 $ 1,580 $ 23 1.5% Commercial real estate* 8,152 8,109 43 0.5% Commercial construction 787 829 (42) (5.1)% Small business 269 262 7 2.7% Total commercial 10,811 10,780 31 0.3% Residential real estate 2,440 2,421 19 0.8% Home equity - first position 504 507 (3) (0.6)% Home equity - subordinate positions 612 593 19 3.2% Total consumer real estate 3,556 3,521 35 1.0% Other consumer 34 30 4 13.3% Total loans $ 14,401 $ 14,331 $ 70 0.5% *Includes $1.4 billion of owner occupied balances.

9 Loan Portfolios (6/30/24) 95% CRE & Construction Portfolio $8.9 billion Multi-Family - 21.9% Residential - Related - 13.2% Office - 13.8% Mixed-Use Office - 2.0% Industrial Warehouse - 13.1% Lodging - 8.3% Retail - 18.2% Healthcare - 2.8% Other - 6.7% C&I Portfolio $1.6 billion Retail Trade - 21.6% Real Estate/Rental and Leasing - 15.0% Wholesale Trade - 8.1% Construction - 9.3% Administrative Support/Waste Mgmt/Remediation Services - 8.7% Manufacturing - 7.1% Professional, Scientific, and Technical Services - 4.4% Educational Services - 4.3% All Other (10 Sectors) - 21.5% Consumer Portfolio $3.6 billion Residential real estate - 68.0% Home equity - first position - 14.0% Home equity - subordinate positions - 17.1% Other consumer - 0.9% $8.9 $8.9 $8.9 $8.9 321% 319% 319% 306% CRE NOO CRE/Capital * Q3 2023 Q4 2023 Q1 2024 Q2 2024** $0.0 $2.5 $5.0 $7.5 $10.0 300% 320% 340% * Rockland Trust Bank only; Non-owner occupied commercial real estate divided by total capital. ($Bil) ** Includes reclassification of $170 million out of NOO CRE (1) Includes $1.4 billion of owner occupied balances (1)

10 Focal Point: Non-Owner Occupied CRE Office, inclusive of construction (6/30/24) Top 20 Borrowers All Others Total Portfolio ($ in millions) Total Avg Loan ($ in millions) Total Avg Loan ($ in millions) Total Avg Loan Class A $327.2 $29.8 Class A $162.1 $6.0 Class A $489.3 $12.9 Class B/C 194.6 21.6 Class B/C 269.6 1.8 Class B/C 464.2 3.0 Medical 0.0 0.0 Medical 89.7 3.7 Medical 89.7 3.7 $521.8 $26.1 $521.4 $2.7 $1,043.2 $4.9 Criticized $30.0 Criticized $41.3 Criticized $71.3 Classified (perf) 74.5 Classified (perf) — Classified (perf) 74.5 Nonperforming — Nonperforming 19.3 Nonperforming 19.3 • Top 20 loans are actively managed • Majority is RTC originated, conservative underwriting • Primarily Massachusetts based • Approx. $292M came from acquisitions Total Maturity Schedule Past Due 2024 2025 2026 2027 2028+ 2% 7% 21% 9% 16% 45% Short Term Maturity Review ($ in millions) 2024 Q3 2024 Q4 2025 Q1 Pass Rating $10.3 $20.0 $19.8 Criticized 14.4 30.0 — Classified — — 54.7 Total $24.7 $50.0 $74.5 CRE & Construction Portfolio $8.9 billion NOO Office ($1.04B) - 11.7% Other CRE & Construction - 88.3%

11 Focal Point: Multifamily CRE 95% Multifamily Portfolio Period Ended ($ in millions) June 30, 2024 March 31, 2024 Total Balances $ 1,961.9 $ 1,880.4 Total Average Loan Size 2.6 2.5 Average Loan Size - Top 20 23.5 21.7 Average Loan Size - All Others 2.1 1.9 Asset Quality Criticized $ 24.7 1.3% $ 18.9 1.0% Classified (perf) 1.0 0.1% 1.7 0.1% Non-performing — —% 0.1 —% Total Balances $ 1,961.9 $ 1,880.4 Composition Low Income Housing Tax Credit - 8.2% Residential Apart. - Affordable Housing >20% - 13.9% Residential Apart. - Market Rate - 46.7% Mixed Use, Primarily Residential - 31.2% Key Portfolio Characteristics • Strong Boston market asset class • 85% of portfolio Massachusetts based; 99% New England based • No delinquencies • Minimal exposure to luxury properties in Greater Boston Maturity Schedule 2024 2025 2026 2027 2028+ Total ($) 2% 5% 9% 3% 81% $1.962B

12 Nonperforming Loans ($ in millions) $39.2 $54.4 $56.9 $57.5 0.28% 0.38% 0.40% 0.40% NPLs ($Mil) NPL/Loan% Q3 2023 Q4 2023 Q1 2024 Q2 2024 0.30% 0.40% 0.50% $0 $40 $80 Asset Quality Allowance for Credit Loss & Delinquency Trends 0.99% 1.00% 1.03% 1.05% 0.22% 0.44% 0.52% 0.37% Allowance for Credit Losses/Total Loans Delinquent Loans/Total Loans Q3 2023 Q4 2023 Q1 2024 Q2 2024 0.00% 0.50% 1.00% Nonperforming Loans (as of 6/30/24) ($ in millions) Loan Category Industry Balance Charge- off Specific Reserve Top 5 NPLs: Commercial and industrial Equip Rental $ 17.5 $ — $ 5.9 Commercial real estate Office - Class A 11.7 — 4.8 Commercial real estate Office - Class A 7.6* 2.8 0.2 Commercial real estate Retail 2.3 — — Commercial real estate 1-4 Family Inv. 1.6 — — Charge-off and Provisioning Trends ($ in millions) $5.6 $3.8 $0.3 $0.3 $5.5 $5.5 $5.0 $4.3 0.16% 0.11% 0.01% 0.01% Net Charge-offs Provision for Credit Losses Annualized Charge-off Rate Q3 2023 Q4 2023 Q1 2024 Q2 2024 $0.0 $2.5 $5.0 $7.5 0.00% 0.06% 0.12% 0.18% *Represents balance net of charge-off

13 ($ in millions) Period Ended $ Increase (Decrease % Increase (Decrease)Deposit Product Type June 30, 2024 March 31, 2024 Noninterest-bearing demand deposits $ 4,419 $ 4,470 $ (51) (1.1)% Savings and interest checking 5,241 5,196 45 0.9% Money market 3,058 2,944 114 3.9% Time certificates of deposit 2,691 2,433 258 10.6% $ 15,409 $ 15,043 $ 366 2.4% Average Deposit Balances $ 15,016 $14,746 $270 1.8% Deposit Balances $ in b ill io ns Average Balances and Cost of Deposits $15.1 $15.0 $14.7 $15.0 1.07% 1.31% 1.48% 1.65% Deposits Cost of deposits Q3 2023 Q4 2023 Q1 2024 Q2 2024 $0.0 $5.0 $10.0 $15.0 0.00% 0.50% 1.00% 1.50% Deposit Composition Consumer 54.2% Business 36.1% Municipal 9.7%

Book Value $63.75 $63.25 $67.53 $68.74 14.78% 14.96% 14.96% 15.04% 12.03% 10.99% 10.96% 11.09% Book Value Per Share Equity/Assets % Tier 1 Leverage 2021 2022 2023 Q2'24 $0 $10 $20 $30 $40 $50 $60 $70 0% 5% 10% 15% 20% 25% Tangible Book Value* $42.25 $41.12 $44.13 $45.19 10.31% 10.26% 10.31% 10.42% TBV Per Share Tangible Equity/Tangible Assets % 2021 2022 2023 Q2'24 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 0% 2% 4% 6% 8% 10% 12% 14% * See appendix A for reconciliation • Strong internal capital generation • History of healthy dividend increases • Opportunistic share repurchase programs Cash Dividends Declared Per Share $1.92 $2.08 $2.20 $1.14 2021 2022 2023 1H24 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 Strong Capital Position 14 Share Repurchase Activity Year $ Amount Repurchased # Shares Repurchased 2022 $ 139,946,329 1,786,965 2023 $ 119,951,473 1,617,033 2023 $ 68,959,000 1,283,400 2024 $ 30,986,500 532,266

15 Securities Portfolio Available for Sale (AFS) Held to Maturity (HTM) Portfolio Composition at June 30, 2024 Book Value Fair Value Unrealized Gain/(Loss) Book Value Fair Value Unrealized Gain/(Loss) ($ in millions) U.S. government agency securities $ 230 $ 207 $ (23) $ 29 $ 28 $ (1) U.S. treasury securities 725 674 (51) 101 91 (10) Agency mortgage-backed securities 305 266 (39) 810 739 (71) Agency collateralized mortgage obligations 33 30 (3) 452 380 (72) Other 52 44 (8) 128 120 (8) Total securities $ 1,345 $ 1,221 $ (124) $ 1,520 $ 1,358 $ (162) Duration of portfolio 3.1 Years 4.5 Years Capital Impact $ % of Tangible Assets ($ in millions) Tangible capital (Non-GAAP) $ 1,919 10.42% Less: HTM unrealized loss, net of tax (118) Tangible capital adjusted for HTM $ 1,801 9.87% ($ in m ill io ns ) Projected Cash Flows $200 $349 $593 2024 2025 2026 $0 $500 Securities as a % of Total Assets 15.6% 15.4% 15.1% 14.7% 14.2% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q4 2024 Proforma 12.5% 15.0% 17.5% 13% - 14%

16 Net Interest Margin Analysis Net Interest Margin 3.47% 3.38% 3.23% 3.25% Q3 2023 Q4 2023 Q1 2024 Q2 2024 3.00% 3.20% 3.40% 3.60% Total Loan Portfolio Rate Characteristics 43% 27% 30% Fixed Rate Floating Rate Variable Rate ($ in m ill io ns ) Time Deposit Maturities (and weighted average rate) $1,286 $911 $494 Q3 2024 Q4 2024 2025+ 0 500 1000 1500 ($ in m ill io ns ) Loan Hedging Maturities (and weighted average "receive fixed" SOFR rate) $100 $200 $400 $300 Q4 2024 2025 2026 2027+ $— $100 $200 $300 $400 $500 4.58% 4.35% 3.21% 1.67% 2.91% 3.39% 2.46%

Investment Management Long-Term Trends • Successful business model • Growing source of fee revenues • Strong feeder business from Bank • Adding experienced professionals • Capitalizing on cross-sell opportunity in acquired bank markets A U A ($ B il) R evenue ($ M il) AUA & Revenue $5.7 $5.8 $6.5 $6.9 $35.3 $36.8 $40.2 $20.9 2021 2022 2023 1H24 $0.0 $2.5 $5.0 $7.5 $0.0 $20.0 $40.0 $60.0 Recent Factors • Strong new money activity • Strong relative market performance • Record AUA levels (2021-2023) AUA CAGR +7% Revenue CAGR +4% 17 Revenue line transformed into high growth business ($ in thousands) Q2 2024 Q1 2024 % Change Assets under administration $6,870,636 $6,804,032 1.0% Asset based revenue 9,016 8,894 1.4% Other revenue: Retail commission revenue 985 806 Insurance commission revenue 368 55 Other advisory revenue 618 186 Total reported revenue $10,987 $9,941 10.5%

Sustaining Business Momentum Business Line • Extend market presence and recruiting efforts • Expand and strengthen customer relationships • Focus on product and industry diversification • Optimize loan/deposit origination process • Continue to drive household growth • Expand digital offerings • Expedite new account openings • Optimize branch network • Capitalize on strong market demographics • Continue strong branch/commercial referrals • Recruit senior professionals • Capitalize on flexible residential mortgage business model • Enhance proven home equity marketing program • Increase credit card product awareness in expansion markets Focal Points Commercialo ercial Retail Delivery Investment Management Consumer Lending 18

INDB Investment Merits • High quality franchise in attractive eastern MA markets • Consistent, strong financial performance with long term value focus • Diligent stewards of shareholder capital • Prioritization of organic growth from relationship based customers • History of successful merger activity; strong reputation as "acquirer of choice" • Low risk balance sheet provides flexibility through various economic cycles • High customer service, team approach business model • Growing brand recognition • Grounded management team with award winning culture 19 Positioned to grow, build, and acquire to drive long-term value creation

Appendix A: Non-GAAP Reconciliation of Capital Metrics The following table reconciles Book Value per share, which is a GAAP based measure to Tangible Book Value per share, which is a non-GAAP based measure. It also reconciles the ratio of Equity to Assets, which is a GAAP based measure, to Tangible Equity to Tangible Assets, a non-GAAP measure, for the dates indicated: (Dollars in thousands) Q2'24 2023 2022 2021 Tangible common equity Stockholders' equity (GAAP) $2,919,249 $2,895,251 $2,886,701 $3,018,449 (a) Less: Goodwill and other intangibles 1,000,233 1,003,262 1,010,140 1,017,844 Tangible common equity $1,919,016 $1,891,989 $1,876,561 $2,000,605 (b) Tangible assets Assets (GAAP) $19,411,037 $19,347,373 $19,294,174 $20,423,405 (c) Less: Goodwill and other intangibles 1,000,233 1,003,262 1,010,140 1,017,844 Tangible assets $18,410,804 $18,344,111 $18,284,034 $19,405,561 (d) Common shares 42,469,867 42,873,187 45,641,238 47,349,778 (e) Common equity to assets ratio (GAAP) 15.04% 14.96% 14.96% 14.78% (a/c) Tangible common equity to tangible assets ratio (Non-GAAP) 10.42% 10.31% 10.26% 10.31% (b/d) Book Value per share (GAAP) $68.74 $67.53 $63.25 $63.75 (a/e) Tangible book value per share (Non- GAAP) $45.19 $44.13 $41.12 $42.25 (b/e) 20

Appendix B: Non-GAAP Reconciliation of Earnings Metrics

INDEPENDENT BANK CORP.

The following table reconciles net income and diluted EPS, which are GAAP measures, to operating earnings and diluted EPS on an operating basis, which are non-GAAP measures for the time periods indicated. Also presented below are average equity and average goodwill and other intangibles used to calculate return on tangible common equity and operating return on tangible common equity, which are non-GAAP measures for the periods indicated.

(Dollars in thousands, except per share data)	1H24		2023		2022		2021		
Net income available to common shareholders (GAAP)	**$99,100**	**$2.33**	$239,502	$5.42	$263,813	$5.69	$120,992	$3.47	(a)
Non-GAAP adjustments									
Provision for non-PCD acquired loans	—	—	—	—	—	—	50,705	1.45	
Noninterest expense components									
Loss on termination of derivatives	—	—	—	—	—	—	—	—	
Merger and acquisition expenses	—	—	—	—	7,100	0.15	40,840	1.17	
Total impact of noncore items	—	—	—	—	7,100	0.15	91,545	2.62	
Less - net tax benefit associated with noncore items (1)	—	—	—	—	(1,995)	(0.04)	(24,899)	(0.71)	
Net operating earnings (Non-GAAP)	**$99,100**	**$2.33**	$239,502	$5.42	$268,918	$5.8	$187,638	$5.38	(b)
Average assets	**$19,299,122**		$19,306,450		$19,897,040		$14,854,547		(c)
Average equity	**2,901,914**		2,881,297		2,915,896		1,908,265		(d)
Less: Average goodwill and other intangibles	**1,001,739**		1,006,658		1,014,045		592,704		
Tangible average tangible common equity (Non-GAAP)	**$1,900,175**		$1,874,639		$1,901,851		$1,315,561		(e)
Return on average assets (GAAP)	**1.03%**		1.24%		1.33%		0.81%		(a)/(c)
Return on average assets on an operating basis (Non-GAAP)	**1.03%**		1.24%		1.35%		1.26%		(b)/(c)
Return on average common equity (GAAP)	**6.87%**		8.31%		9.05%		6.34%		(a)/(d)
Return on average common equity on an operating basis (Non-GAAP)	**6.87%**		8.31%		9.22%		9.83%		(b)/(d)
Return on average tangible common equity (Non-GAAP)	**10.49%**		12.78%		13.87%		9.20%		(a)/(e)
Return on average tangible common equity on an operating basis (Non-GAAP)	**10.49%**		12.78%		14.14%		14.26%		(b)/(e)

(1) The net tax benefit associated with noncore items is determined by assessing whether each noncore item is included or excluded from net taxable income and applying the Company's combined marginal tax rate to only those items included in net taxable income.

21

Appendix C: Non-GAAP Reconciliation of Core Net Interest Margin The following table reconciles net interest margin which is a GAAP measure, to core net interest margin, which is a Non-GAAP measure, for the periods indicated: Three Months Ended June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 (Dollars in thousands, except per share data) Volume Interest Margin Impact Volume Interest Margin Impact Volume Interest Margin Impact Volume Interest Margin Impact Reported total interest earning assets $17,223,604 $139,124 3.25% $17,244,542 $138,614 3.23% $17,183,476 $146,253 3.38% $17,254,248 $151,034 3.47% Acquisition fair value marks: Loan accretion (74) (109) (1,156) (330) CD amortization — 9 11 11 (74) —% (100) —% (1,145) (0.03)% (319) —% Nonaccrual interest, net (131) —% (341) (0.01)% 549 0.01% 67 —% Other noncore adjustments (4,020) (499) (0.01)% (4,460) (582) (0.01)% (4,913) (574) (0.01)% (5,448) (77) —% Core margin (Non- GAAP) $17,219,584 $138,420 3.24% $17,240,082 $137,591 3.21% $17,178,563 $145,083 3.35% $17,248,800 $150,705 3.47% 22

This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of the Company. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “believe,” “outlook”, “projected”, “future,” “positioned,” “continued,” “will,” “would,” “potential,” “anticipated,” “guidance,” “targeted” or similar statements or variations of such terms. Actual results may differ from those contemplated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: • adverse economic conditions in the regional and local economies within the New England region and the Company’s market area; • events impacting the financial services industry, including high profile bank failures, and any resulting decreased confidence in banks among depositors, investors, and other counterparties, as well as competition for deposits, significant disruption, volatility and depressed valuations of equity and other securities of banks in the capital markets; • the effects to the Company of an increasingly competitive labor market, including the possibility that the Company will have to devote significant resources to attract and retain qualified personnel; • the instability or volatility in financial markets and unfavorable domestic or global general economic, political or business conditions, whether caused by geopolitical concerns, including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas and the possible expansion of such conflicts, political and policy uncertainties with the approach of the U.S. presidential election, changes in U.S. and international trade policies, or other factors, and the potential impact of such factors on the Company and its customers, including the potential for decreases in deposits and loan demand, unanticipated loan delinquencies, loss of collateral and decreased service revenues; • unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on the Company’s local economies or the Company's business caused by adverse weather conditions and natural disasters, changes in climate, public health crises or other external events and any actions taken by governmental authorities in response to any such events; • adverse changes or volatility in the local real estate market; • changes in interest rates and any resulting impact on interest earning assets and/or interest bearing liabilities, the level of voluntary prepayments on loans and the receipt of payments on mortgage-backed securities, decreased loan demand or increased difficulty in the ability of borrowers to repay variable rate loans; • acquisitions may not produce results at levels or within time frames originally anticipated and may result in unforeseen integration issues or impairment of goodwill and/or other intangibles; • the effect of laws, regulations, new requirements or expectations, or additional regulatory oversight in the highly regulated financial services industry, including as a result of intensified regulatory scrutiny in the aftermath of regional bank failures and the resulting need to invest in technology to meet heightened regulatory expectations, increased costs of compliance or required adjustments to strategy; • changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; • higher than expected tax expense, including as a result of failure to comply with general tax laws and changes in tax laws; • increased competition in the Company’s market areas, including competition that could impact deposit gathering, retention of deposits and the cost of deposits, increased competition due to the demand for innovative products and service offerings, and competition from non-depository institutions which may be subject to fewer regulatory constraints and lower cost structures; • a deterioration in the conditions of the securities markets; • a deterioration of the credit rating for U.S. long-term sovereign debt or uncertainties surrounding the federal budget; • inability to adapt to changes in information technology, including changes to industry accepted delivery models driven by a migration to the internet as a means of service delivery, including any inability to effectively implement new technology-driven products, such as artificial intelligence; • electronic or other fraudulent activity within the financial services industry, especially in the commercial banking sector; • adverse changes in consumer spending and savings habits; • the effect of laws and regulations regarding the financial services industry, including the need to invest in technology to meet heightened regulatory expectations or introduction of new requirements or expectations resulting in increased costs of compliance or required adjustments to strategy; • changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) generally applicable to the Company’s business and the associated costs of such changes; • the Company’s potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions; • changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; • operational risks related to the Company’s and it’s customers’ reliance on information technology; cyber threats, attacks, intrusions, and fraud; and outages or other issues impacting us or our third party service providers which could lead to interruptions or disruptions of the Company’s operating systems, including systems that are customer facing, and adversely impact the Company’s business; • any unexpected material adverse changes in the Company’s operations or earnings. The Company wishes to caution readers not to place undue reliance on any forward-looking statements as the Company’s business and its forward-looking statements involve substantial known and unknown risks and uncertainties described in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q (“Risk Factors”). Except as required by law, the Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise. Any public statements or disclosures by the Company following this presentation which modify or impact any of the forward-looking statements contained in this presentation will be deemed to modify or supersede such statements in this presentation. In addition to the information set forth in this presentation, you should carefully consider the Risk Factors. 23 Forward Looking Statements

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information may include operating net income and operating earnings per share (“EPS”), operating return on average assets, operating return on average common equity, operating return on average tangible common equity, core net interest margin (“core NIM” or “core margin”), tangible book value per share, tangible common equity ratio and return on average tangible common equity. Management reviews its core margin to determine any items that may impact the net interest margin that may be one-time in nature or not reflective of its core operating environment, such as low-yielding loans originated through government programs in response to the pandemic, or significant purchase accounting adjustments, or other adjustments such as nonaccrual interest reversals/ recoveries and prepayment penalties. Management believes that adjusting for these items to arrive at a core margin provides additional insight into the operating environment and how management decisions impact the net interest margin. Similarly, management reviews certain loan metrics such as growth rates and allowance as a percentage of total loans, adjusted to exclude loans that are not considered part of its core portfolio, which includes loans originated in association with government sponsored and guaranteed programs in response to the pandemic, to arrive at adjusted numbers more representative of the core growth of the portfolio and core reserve to loan ratio. Management also supplements its evaluation of financial performance with analysis of tangible book value per share (which is computed by dividing stockholders’ equity less goodwill and identifiable intangible assets, or “tangible common equity”, by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by “tangible assets”, defined as total assets less goodwill and other intangibles), and return on average tangible common equity (which is computed by dividing net income by average tangible common equity). The Company has included information on tangible book value per share, the tangible common equity ratio and return on average tangible common equity because management believes that investors may find it useful to have access to the same analytical tools used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be noncore and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures, including operating net income, operating EPS, operating return on average assets, operating return on average common equity, core margin, tangible book value per share and the tangible common equity ratio, are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. 24 Non-GAAP Financial Measures